Exhibit 99.1

        Internet Capital Group Announces Third Quarter Results; Company
         Reports $87.3 Million of Net Income, Driven by LinkShare Sale


     WAYNE, Pa.--(BUSINESS WIRE)--Nov. 3, 2005--Internet Capital Group, Inc. (Nasdaq:ICGE) today reported its results for the third quarter ended September 30, 2005.

     ICG Financial Results

     ICG reported consolidated net income of $87.3 million, or $1.99 per diluted share, for the third quarter of 2005, as compared with a net loss of $(7.1) million or $(0.19) per share for the third quarter of 2004. Third quarter consolidated revenue was $17.8 million in 2005 and $12.7 million in 2004. ICG Commerce and CommerceQuest were consolidated during both periods, Investor Force was consolidated commencing January 1, 2005 and StarCite was consolidated commencing July 1, 2005.
     Results for the third quarters of 2005 and 2004 include $97.6 million and $1.8 million, respectively, in net, after-tax gains primarily related to the sale of our interest in LinkShare in the third quarter of 2005 and other asset dispositions in the third quarter of 2004.
     ICG's corporate cash balance at September 30, 2005 was $193.8 million and the value of its marketable securities was $55.8 million.
     "ICG continued to make very good progress this quarter," said Walter Buckley, ICG's Chairman and Chief Executive Officer. "With the culmination of a number of positive developments both during and subsequent to the quarter end, ICG is well-positioned for continued growth. These developments include the sale of LinkShare, the merger of CommerceQuest and Metastorm, a leading provider of business process management software in which ICG now owns a 42% stake, and the repurchase of $20 million principal amount of our 5% convertible notes. With more than $200 million of liquidity, this is the start of a new chapter for ICG. We are excited about having the resources to pursue opportunities in the on-demand software market."

     ICG Core Partner Company Information

     On September 30, 2005, ICG disposed of its ownership interest in LinkShare. During October 2005, CommerceQuest was merged into Metastorm. To aid in the comparability of the ICG Core Partner Company Information, ICG is presenting pro forma financial information assuming that the LinkShare sale and CommerceQuest and Metastorm merger occurred on January 1, 2004. Set forth below is pro forma information relating to ICG's eight Core companies: CreditTrade, Freeborders, GoIndustry, ICG Commerce, Investor Force, Marketron, Metastorm and StarCite. Our ownership positions in these eight companies averages 51%.
     Aggregate pro forma revenue of ICG's eight Core companies grew 19% year over year, to $59.2 million, in the third quarter of 2005 from $49.8 million in the third quarter of 2004. Aggregate pro forma revenue of ICG's eight Core companies grew 20% year over year, to $174.8 million, year-to-date 2005 from $146.2 million year-to-date 2004. Aggregate pro forma EBITDA (loss) for the Core companies improved to $(3.3) million in the third quarter of 2005 from $(4.8) million in the third quarter of 2004. Aggregate pro forma EBITDA (loss) for the Core companies improved to $(7.6) million year-to-date 2005 from $(16.1) million in the year-to-date 2004. Please refer to the supplemental financial data at the end of this release for a reconciliation of such amounts to the nearest comparable GAAP measures.
     ICG will host a webcast at 10:00 am ET today to discuss results. As part of the live webcast for this call, ICG will post a slide presentation to accompany the prepared remarks. To access the webcast, go to http://www.internetcapital.com/investors/presentations and click on the link for the third quarter conference call webcast. Please log on to the website approximately ten minutes prior to the call to register and download and install any necessary audio software. The conference call is also accessible through listen-only mode at 877-407-8035. The international dial in number is 201-689-8035.
     For those unable to participate in the conference call, a replay will be available beginning November 3, 2005 at 11:00 am until November 10, 2005 at 11:59 pm. To access the replay, dial 877-660-6853 (domestic) or 201-612-7415 (international) and enter the account code, 286, followed by the conference ID number 172385. The replay and slide presentation can also be accessed on the Internet Capital Group web site at http://www.internetcapital.com/investors/presentations.

     About Internet Capital Group

     Internet Capital Group (www.internetcapital.com) owns and builds Internet software companies that drive business productivity and reduce transaction costs between firms. Founded in 1996, ICG devotes its expertise and capital to maximizing the success of these platform companies that are delivering on-demand software and service applications to customers worldwide.

     Safe Harbor Statement under Private Securities Litigation Reform Act of
1995

     The statements contained in this press release that are not historical facts are forward-looking statements that involve certain risks and uncertainties including but not limited to risks associated with the uncertainty of future performance of our partner companies, acquisitions or dispositions of interests in partner companies, the effect of economic conditions generally, capital spending by customers and development of the e-commerce and information technology markets, and uncertainties detailed in the Company's filings with the Securities and Exchange Commission. These and other factors may cause actual results to differ materially from those projected.


                     Internet Capital Group, Inc.
                 Consolidated Statements of Operations
                 (In thousands, except per share data)

                            Three Months Ended    Nine Months Ended
                               September 30,         September 30,
                           --------------------- ---------------------
                              2005       2004       2005       2004
                           --------------------- ---------------------


Revenue                      $17,799    $12,732    $45,171    $37,397

Operating Expenses
  Cost of revenue              9,922      6,928     26,223     21,078
  Selling, general and
   administrative             13,253      9,521     33,888     26,918
  Research and development     4,146      2,351     10,330      7,342
  Amortization of
   intangibles                   618        689      1,587      2,183
  Impairment related and
   other                       2,718         20      2,784        666
                           --------------------- ---------------------
    Total operating
     expenses                 30,657     19,509     74,812     58,187
                           --------------------- ---------------------
                             (12,858)    (6,777)   (29,641)   (20,790)

Other income (loss), net     120,694      1,792    135,800   (108,604)
Interest income                  763        366      1,876        937
Interest expense                (901)      (855)    (2,668)    (4,058)
                           --------------------- ---------------------
Income (loss) before
 income taxes, minority
 interest and equity loss    107,698     (5,474)   105,367   (132,515)

Income taxes                 (20,349)         -    (20,349)         -
Minority interest                626        210      1,867      1,413
Equity loss                     (681)    (1,845)    (1,633)    (4,655)
                           --------------------- ---------------------
Income (loss) from
 continuing operations        87,294     (7,109)    85,252   (135,757)
Gain on discontinued
 operations                        -          -          -      3,000
                           --------------------- ---------------------
Net income (loss)            $87,294    $(7,109)   $85,252  $(132,757)
                           ===================== =====================

Basic net income (loss)
 per share:
Income (loss) from
 continuing operations         $2.35     $(0.19)     $2.30     $(3.85)
Discontinued operations            -          -          -       0.09
                           --------------------- ---------------------
                               $2.35     $(0.19)     $2.30     $(3.76)
                           ===================== =====================

Shares used in computation
 of  basic income (loss)
 per share                    37,109     37,003     37,054     35,282
                           ===================== =====================

Diluted net income (loss)
 per share:
Income (loss) from
 continuing operations         $1.99     $(0.19)     $1.98     $(3.85)
Discontinued operations            -          -          -       0.09
                           --------------------- ---------------------
                               $1.99     $(0.19)     $1.98     $(3.76)
                           ===================== =====================

Shares used in computation
 of diluted income (loss)
 per share                    44,276     37,003     44,368     35,282
                           ===================== =====================


                     Internet Capital Group, Inc.
                 Condensed Consolidated Balance Sheets
                            (In thousands)

                                           September 30, December 31,
                                               2005          2004
                                           ------------- -------------

ASSETS
  Cash, cash equivalents and short-term
   investments                                 $215,252       $90,525
  Other current assets                           27,196        24,830
                                           ------------- -------------
        Total current assets                    242,448       115,355
  Marketable securities                          55,832        54,082
  Fixed assets, net                               2,951         2,185
  Ownership interests in Partner Companies       39,415        49,794
  Goodwill                                       50,863        45,196
  Intangibles, net                                5,868         4,705
  Other assets                                    4,951         6,289
                                           ------------- -------------
        Total Assets                           $402,328      $277,606
                                           ============= =============

LIABILITIES AND STOCKHOLDERS' EQUITY
  Current portion of senior convertible
   notes                                        $20,000            $-
  Other current liabilities                      62,107        37,628
  Senior convertible notes - long term           40,000        60,000
  Minority interest and other liabilities        20,505        14,871
                                           ------------- -------------
        Total Liabilities                       142,612       112,499
  Stockholders' equity                          259,716       165,107
                                           ------------- -------------
        Total Liabilities and Stockholders'
         Equity                                $402,328      $277,606
                                           ============= =============


Internet Capital Group
----------------------------------------------------------------------
2005 Pro Forma Core Partner Company Information

                                 -------------------------------------
                                           Three Months Ended
                                 -------------------------------------
                                 Mar 31,   Jun 30,   Sep 30,  Dec 31,
                                   2004      2004     2004     2004
----------------------------------------------------------------------

Aggregate Pro
 Forma Core
 Company
 Information: (1)
Aggregate Revenue                 $48,433   $47,983  $49,798  $51,846
Aggregate EBITDA
 (loss)                           $(6,428)  $(4,837) $(4,831) $(2,639)
Aggregate Net
 Loss                            $(13,717) $(12,137) $(8,566) $(6,012)


Components of
 Aggregate Pro
 Forma Core
 Company
 Information

   Consolidated
    Core
    Companies
    (Ownership
    %):
                  Revenue         $12,224   $12,665  $13,601  $14,247
                  Expenses other
                   than interest,
                   taxes,
                   depreciation
                   and
                   amortization   (14,733)  (15,218) (14,428) (15,192)
                                 --------- --------- -------- --------
ICG Commerce
 Holdings, Inc.
 (76%)            EBITDA (loss)    (2,509)   (2,553)    (827)    (945)
Investor Force
 Holdings, Inc.
 (75%)            Interest             45        27        9       24
StarCite, Inc.
 (61%)            Taxes                 -         -        -        -
                  Depreciation/
                  Amortization     (1,336)   (1,226)  (1,157)  (1,143)
                                 --------- --------- -------- --------
                  Net loss        $(3,800)  $(3,752) $(1,975) $(2,064)
                                 --------- --------- -------- --------

   Equity Method
    Core
    Companies
    (Ownership
    %):
                  Revenue         $36,209   $35,318  $36,197  $37,599
                  Expenses other
CreditTrade Inc.   than interest,
 (30%)             taxes,
                   depreciation
                   and
                   amortization   (40,128)  (37,602) (40,201) (39,293)
                                 --------- --------- -------- --------
Freeborders, Inc. EBITDA/ EBITDA
 (33%)             (loss)         $(3,919)  $(2,284) $(4,004) $(1,694)
GoIndustry AG
 (54%)            Interest         (3,648)   (3,460)    (505)    (318)
Marketron
 International,
 Inc. (38%)       Taxes              (493)     (561)     (60)     332
Metastorm Inc.    Depreciation/
 (42%)            Amortization     (1,857)   (2,080)  (2,022)  (2,268)
                                 --------- --------- -------- --------
                  Net loss        $(9,917)  $(8,385) $(6,591) $(3,948)
                                 --------- --------- -------- --------

----------------------------------------------------------------------

                                 ----------------------------
                                      Three Months Ended
                                 ----------------------------
                                 Mar 31,   Jun 30,   Sep 30,
                                  2005      2005      2005
-------------------------------------------------------------

Aggregate Pro
 Forma Core
 Company
 Information: (1)
Aggregate Revenue                 $55,569   $60,047  $59,199
Aggregate EBITDA
 (loss)                           $(1,985)  $(2,390) $(3,265)
Aggregate Net
 Loss                             $(6,425)  $(6,375) $(7,151)


Components of
 Aggregate Pro
 Forma Core
 Company
 Information

   Consolidated
    Core
    Companies
    (Ownership
    %):
                  Revenue         $15,042   $14,276  $14,635
                  Expenses other
                   than interest,
                   taxes,
                   depreciation
                   and
                   amortization   (17,293)  (16,902) (16,859)
                                 --------- --------- --------
ICG Commerce
 Holdings, Inc.
 (76%)            EBITDA (loss)    (2,251)   (2,626)  (2,224)
Investor Force
 Holdings, Inc.
 (75%)            Interest            (36)      (12)      93
StarCite, Inc.
 (61%)            Taxes                (5)      (10)       -
                  Depreciation/
                  Amortization       (931)     (875)    (804)
                                 --------- --------- --------
                  Net loss        $(3,223)  $(3,523) $(2,935)
                                 --------- --------- --------

   Equity Method
    Core
    Companies
    (Ownership
    %):
                  Revenue         $40,527   $45,771  $44,564
                  Expenses other
CreditTrade Inc.   than interest,
 (30%)             taxes,
                   depreciation
                   and
                   amortization   (40,261)  (45,535) (45,605)
                                 --------- --------- --------
Freeborders, Inc. EBITDA/ EBITDA
 (33%)             (loss)            $266      $236  $(1,041)
GoIndustry AG
 (54%)            Interest         (1,527)     (716)  (1,387)
Marketron
 International,
 Inc. (38%)       Taxes              (685)   (1,686)    (934)
Metastorm Inc.    Depreciation/
 (42%)            Amortization     (1,256)     (686)    (854)
                                 --------- --------- --------
                  Net loss        $(3,202)  $(2,852) $(4,216)
                                 --------- --------- --------

-------------------------------------------------------------


Reconciliation of Aggregate Pro Forma
  Core Company Information to GAAP results

                              ----------------------------------------
                                         Three Months Ended
                              ----------------------------------------
                               Mar 31,   Jun 30,   Sep 30,   Dec 31,
                                 2004      2004      2004      2004
                              ----------------------------------------
Revenue

Aggregate Pro Forma Core
 Company Revenue                $48,433   $47,983   $49,798   $51,846
  Non-consolidated Partner
   Companies                   $(36,287) $(35,464) $(37,066) $(36,843)
                              ---------- --------- --------- ---------
Consolidated Revenue            $12,146   $12,519   $12,732   $15,003
                              ========== ========= ========= =========


Net Income (Loss)

Aggregate Pro Forma Core
 Company EBITDA (loss)          $(6,428)  $(4,837)  $(4,831)  $(2,639)
  Interest, Taxes,
   Depreciation/Amortization    $(7,289)  $(7,300)  $(3,735)  $(3,373)
                              ---------- --------- --------- ---------
Aggregate Pro Forma Core
 Company Net Income (Loss)     $(13,717) $(12,137)  $(8,566)  $(6,012)
  Amount attributable to other
   stockholders                 $(9,115)  $(8,763)  $(4,482)  $(4,476)
                              ---------- --------- --------- ---------
ICG's share of net income
 (loss) of Core Partner
 Companies                      $(4,602)  $(3,374)  $(4,084)  $(1,536)
Other equity method companies       (39)     (722)     (478)      (42)
Public equity method companies     (436)        -         -         -
Disposed equity method
 companies                          269       136       152     1,289
Corporate general and
 administrative                  (3,343)   (3,006)   (3,863)   (3,833)
Corporate interest, net          (1,268)   (1,231)     (559)     (537)
Other income(loss)/
 restructuring/impairments     (114,376)    3,344     1,723     2,099
Income taxes                          -         -         -         -
Income on discontinued
 operations                           -     3,000         -         -
                              ---------- --------- --------- ---------
       Consolidated net income
        (loss)                $(123,795)  $(1,853)  $(7,109)  $(2,560)
                              ========== ========= ========= =========


                              ------------------------------
                                   Three Months Ended
                              ------------------------------
                               Mar 31,   Jun 30,   Sep 30,
                                 2005      2005      2005
                              ------------------------------
Revenue

Aggregate Pro Forma Core
 Company Revenue                $55,569   $60,047   $59,199
  Non-consolidated Partner
   Companies                   $(41,154) $(47,090) $(41,400)
                              ---------- --------- ---------
Consolidated Revenue            $14,415   $12,957   $17,799
                              ========== ========= =========


Net Income (Loss)

Aggregate Pro Forma Core
 Company EBITDA (loss)          $(1,985)  $(2,390)  $(3,265)
  Interest, Taxes,
   Depreciation/Amortization    $(4,440)  $(3,985)  $(3,886)
                              ---------- --------- ---------
Aggregate Pro Forma Core
 Company Net Income (Loss)      $(6,425)  $(6,375)  $(7,151)
  Amount attributable to other
   stockholders                 $(1,494)    $(505)  $(1,525)
                              ---------- --------- ---------
ICG's share of net income
 (loss) of Core Partner
 Companies                      $(4,931)  $(5,870)  $(5,626)
Other equity method companies       (53)      (40)      (47)
Public equity method companies        -         -         -
Disposed equity method
 companies                          700       718       726
Corporate general and
 administrative                  (3,574)   (3,201)   (5,474)
Corporate interest, net            (447)     (281)     (234)
Other income(loss)/
restructuring/impairments         5,187     9,750   118,298
Income taxes                          -             (20,349)
Income on discontinued
 operations                           -         -         -
                              ---------- --------- ---------
       Consolidated net income
        (loss)                  $(3,118)   $1,076   $87,294
                              ========== ========= =========

(1) The rationale for management's use of non-GAAP measures is included in the "Description of Terms" supplement to this release.


     INTERNET CAPITAL GROUP, INC.

     September 30, 2005

     Description of Terms

     Consolidated Statements of Operations

     Effect of Various Accounting Methods on our Results of Operations

     The various interests that the Company acquires in its partner companies are accounted for under three methods: consolidation, equity method and cost method. The effect of a partner company's net results of operations on the Company's net results of operations is generally the same under either the consolidation method of accounting or the equity method of accounting, because under each of these methods only our share of the earnings or losses of a partner company is reflected in its net results of operations in the Consolidated Statements of Operations. The applicable accounting method is generally determined based on the Company's voting interest in a partner company.
     Consolidation. Partner companies in which the Company directly or indirectly possesses voting control or those where the Company has effective control, and for which other shareholders do not possess the right to participate in significant management decisions are generally accounted for under the consolidation method of accounting. Under this method, a partner company's accounts (revenue, cost of revenue, selling, general and administrative, research and development, impairment related and other, amortization of intangibles, other income (loss) and interest income/expense) are reflected within the Company's Consolidated Statements of Operations. Participation of other partner company stockholders in the earnings or losses of a consolidated partner company is reflected in the caption "Minority interest'' in the Company's Consolidated Statements of Operations. Minority interest adjusts the Company's consolidated net results of operations to reflect only its share of the earnings or losses of the consolidated partner company. During the three months ended September 30, 2005, the Company accounted for 4 of its partner companies under this method.
     Equity Method. Partner companies whose results the Company does not consolidate, but over whom it exercises significant influence, are generally accounted for under the equity method of accounting. Whether or not the Company exercises significant influence with respect to a partner company depends on an evaluation of several factors including, among others, representation on the partner company's board of directors and ownership level, which is generally a 20% to 50% interest in the voting securities of the partner company, including voting rights associated with the Company's holdings in common, preferred and other convertible instruments in the partner company. Under the equity method of accounting, a partner company's accounts are not reflected within the Company's Consolidated Statements of Operations; however, its share of the earnings or losses of the partner company is reflected in the caption "Equity Loss" in the Consolidated Statements of Operations. During the three months ended September 30, 2005, the Company accounted for 7 of its partner companies under this method.
     Cost Method. Partner companies not accounted for under either the consolidation or the equity method of accounting are accounted for under the cost method of accounting. Under this method, the Company's share of the earnings or losses of these companies is not included in the Company's Consolidated Statements of Operations. During the three months ended September 30, 2005, the Company accounted for 11 of its partner companies under this method.

     Aggregate Pro Forma Core Company Information

     In an effort to illustrate macro trends within its private Core companies, ICG provides an aggregation of revenue and net loss figures reflecting 100% of the pro forma revenue and aggregate pro forma EBITDA for these companies. These non-GAAP measures are considered pro forma because management has removed LinkShare figures and combined CommerceQuest and Metastorm figures as if the sale of LinkShare and the merger of CommerceQuest and Metastorm occurred as of January 1, 2004. The Company defines aggregate pro forma EBITDA for these purposes as earnings/(losses) before interest, tax, depreciation and amortization. ICG does not own its Core companies in their entirety and, therefore, this information should be considered in this context. Aggregate pro forma revenue and aggregate pro forma EBITDA, in this context, represent certain of the financials measures used by the Company's management to evaluate the performance for Core companies. The Company's management believes these non-GAAP financial measures provide useful information to investors, potential investors, securities analysts and others so each group can evaluate private Core companies' current and future prospects in a similar manner as the Company's management and review results on a comparable basis for all periods presented.

     ICG's share of net loss of Core, Other Holdings and disposed Partner Companies

     Represents ICG's share of the net loss of Core, Other Holdings and disposed Partner Companies accounted for under the consolidated and equity method of accounting.

     Corporate Expenses and Interest Expense, net

     General and administrative expenses consist of payroll and related expenses for executive, operational, acquisitions, finance and administrative personnel, professional fees and other general corporate expenses for Internet Capital Group. Stock-based compensation is included and primarily consists of non-cash charges related to certain compensation arrangements.
     Interest expense relates primarily to the interest expense on the Company's outstanding 5% senior convertible notes due April 2009 (2005) and redeemed 5.5 % convertible notes (2004).

     Income Taxes

     Income tax expense of approximately $20.3 million during the three months ended September 30, 2005 is primarily result of taxable income as the result of the Company's sale of it's ownership interest in LinkShare offset by utilization of current year operating losses and current and prior year utilization of certain net operating losses subject to limitations on their utilization due to ownership changes experienced by the Company and certain consolidated Partner Companies.

     Other income (loss)

     Gain (losses) from Partner Company transactions / Marketable Securities / Other

     Other income (loss), net for the three months ended September 30, 2005 consists of a gain of $119.7 million related to the LinkShare sale, a gain of $2.9 million related to the sale of marketable securities, a loss of $1.3 million for the other than temporary impairment charge on its marketable securities, an impairment charge of $2.7 million related to CommerceQuest and a loss of $0.6 million related to warrants/other.
     Other income (loss), net for the three months ended September 30, 2004 consists primarily of gains of $3.4 million related to the sale of marketable securities and $0.4 million of gains related to prior Partner Company dispositions offset by losses of $1.3 million related to an other than temporary impairment charge on its marketable securities, $0.3 million related to the Company's Partner Company warrants accounted for in accordance with SFAS 133 and $0.4 million related to an impairment charge on a cost method Partner Company.

     Debt for equity exchange expense

     During the three months ended March 31, 2004, the Company, in a number of transactions, exchanged $134.8 million of its 5.5 % convertible notes in exchange for 15.9 million shares of common stock. Under Statement of Financial Accounting Standards No. 84, "Induced Conversions of Convertible Debt", the Company is required to record a non-cash accounting expense equal to the fair value of shares issued in excess of the fair value of shares issuable pursuant to the original conversion terms. Such expense is calculated as follows:


                                                 Q1 '04
                                                 ------
                                              (in millions)
Bonds repurchased                                $ 134.8
                                                 -------
Shares issued for debt exchanges                    15.9
                                                 -------
Fair value of shares issued                      $ 133.3
Fair value of shares issuable -original terms    $  (0.4)
Accrued interest                                 $  (0.8)
Debt issue costs expensed                            0.5
                                                 -------
Net expense recorded                             $ 132.6
                                                 =======



     CONTACT: Internet Capital Group
              Investor inquiries:
              Karen Greene, 610-727-6900
              IR@internetcapital.com